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                                                                    EXHIBIT 24
                                                                    ----------
                               POWER OF ATTORNEY


     The undersigned directors of Borg-Warner Automotive, Inc. (the "Corporation"), hereby appoint John F. Fiedler, Laurene H. Horiszny and Gaspare
G. Ruggirello as their true and lawful attorneys-in-fact, with full power for and on their behalf to execute, in their names and capacities as directors of the Corporation, and to file with the Securities and Exchange Commission on behalf of the Corporation under the Securities Act of 1933, as amended, any and all Registration Statements (including any and all amendments or post-effective amendments thereto) relating to the senior note offering by the Corporation.

This Power of Attorney automatically ends upon the termination of Mr. Fiedler's, Ms. Horiszny's and Mr. Ruggirello's service with the Corporation.

In witness whereof, the undersigned have executed this Power of Attorney on this 23rd day of October, 1996.



/s/ John F. Fiedler                  /s/ Donald C. Trauscht
---------------------------          ---------------------------
John F. Fiedler                      Donald C. Trauscht


/s/ Alexis P. Michas                 /s/ Albert J. Fitzgibbons, III
---------------------------          ---------------------------
Alexis P. Michas                     Albert J. Fitzgibbons, III


/s/ Matthias B. Bowman               /s/ Paul E. Glaske
---------------------------          ---------------------------
Matthias B. Bowman                   Paul E. Glaske


/s/ Ivan W. Gorr                     /s/ James J. Kerley
---------------------------          ---------------------------
Ivan W. Gorr                         James J. Kerley
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                               POWER OF ATTORNEY


          The undersigned officer of Borg-Warner Automotive, Inc. (the "Corporation"), hereby appoints John F. Fiedler, Laurene H. Horiszny and Gaspare
G. Ruggirello as his true and lawful attorneys-in-fact, with full power for and on his behalf to execute, in his name and capacity as an officer of the Corporation, and to file with the Securities and Exchange Commission on behalf of the Corporation under the Securities Act of 1933, as amended, any and all Registration Statements (including any and all amendments or post-effective amendments thereto) relating to the senior note offering by the Corporation.

This Power of Attorney automatically ends upon the termination of Mr. Fiedler's, Ms. Horiszny's and Mr. Ruggirello's service with the Corporation.

In witness whereof, the undersigned has executed this Power of Attorney on this 23rd day of October, 1996.



/s/ Robin J. Adams
----------------------------
Robin J. Adams
Vice President and Treasurer
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                               POWER OF ATTORNEY


          The undersigned officer of Borg-Warner Automotive, Inc. (the "Corporation"), hereby appoints John F. Fiedler, Laurene H. Horiszny and Gaspare
G. Ruggirello as his true and lawful attorneys-in-fact, with full power for and on his behalf to execute, in his name and capacity as an officer of the Corporation, and to file with the Securities and Exchange Commission on behalf of the Corporation under the Securities Act of 1933, as amended, any and all Registration Statements (including any and all amendments or post-effective amendments thereto) relating to the senior note offering by the Corporation.

This Power of Attorney automatically ends upon the termination of Mr. Fiedler's, Ms. Horiszny's and Mr. Ruggirello's service with the Corporation.

In witness whereof, the undersigned has executed this Power of Attorney on this 23rd day of October, 1996.




/s/ William C. Cline
----------------------------------
William C. Cline
Vice President and Controller